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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                  -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): January 14, 1997

                             TCSI Corporation
          (Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California              94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On January 14, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TCSI Corporation

By: /s/Paul A. Farmer
    -----------------
Paul A. Farmer
Chief Financial Officer

Date: January 14, 1997

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                            INDEX TO EXHIBITS

28.  Press Release, dated January 14, 1997

    TCSI Announces Solutioncore-Raising The Bar For Scalability and
         Interoperability in Telecom Network Management Software

       New Software Product From TCSI Is First To Conform To Both
                         Corba and TMN Standards

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For additional information contact:

TCSI Corporation
     Investor Inquiries:
          Leigh Salvo - (510) 749-8653
     Press Inquiries:
          Susan Trainer - (510) 837-5503

    TCSI Announces Solutioncore( Raising The Bar For Scalability and
         Interoperability in Telecom Network Management Software

       New Software Product From TCSI Is First To Conform To Both
                         Corba and TMN Standards

BERKELEY, California - January 14, 1996 - TCSI Corporation (Nasdaq:TCSI), a global provider of software to the telecom industry, today announced its SolutionCore product family, a suite of software products for building and deploying advanced telecom network management applications. SolutionCore leverages the capabilities provided by TCSI's development product, Object Services Package (OSP) and is the first large-scale application development environment to offer both Telecommunications Management Network (TMN) and CORBA interoperability. TCSI anticipates that SolutionCore, which is currently in beta testing, will be available in early April 1997.

TCSI's SolutionCore offers a full set of development tools and re-useable application templates for building distributed telecom applications. It is also the industry's first network management software designed to support thousands of users and unlimited application servers while allowing operators to change an application location during operation without impacting performance. SolutionCore applications are interoperable with applications based on CORBA 2 and TMN platforms including those from Hewlett Packard, IBM, DEC, and SUN Microsystems.

"The demand for integrated, standards-compliant telecom solutions is intensifying as our customers focus on the challenges and opportunities associated with deregulation," said Ram Banin, president and chief operating officer of TCSI. "TCSI has already demonstrated its expertise in developing some of the world's largest and most successful network management systems . Currently there are nearly 2000 users of OSP based applications. We believe that through the introduction of SolutionCore, we will continue to set the standard for network management system performance and reliability while continuing to protect our customer's investment through complete interoperability with other TMN and CORBA compliant applications."

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SolutionCore will incorporate and build on the feature set offered in OSP4.
The extended feature-set incorporated in SolutionCore will include:

   - support for Telecommunication Management Network (TMN) standards such as system management functions and Q3 communications;
   - support for Informix Software, Inc., Oracle Corporation, and Sybase, Inc. databases;
   - interoperability with CORBA compliant applications;
   - scalable design to support thousands of users and unlimited servers;
   - support for Web-browser software such as Microsoft Explorer and Netscape Navigator;
   - support for test scripting capabilities to improve reliability of the application;
   - new ease-of-use features; and
   - support for Motif, PC Windows, and Windows NT clients.

About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A pioneer in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

TCSI Corporation Products and Services
TCSI provides integrated products and services to many of the world's largest and most successful telecom companies. In addition to SolutionCore, TCSI offers SolutionSuites, which are integrated packages of applications to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks. TCSI also offers a full range of Professional Services including consulting, customized development, training, and support to complement all products.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those projected. Such risks are detailed in the Company's filing with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

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